UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 7, 2025

HOOKIPA Pharma Inc.

(Exact name of  registrant as specified in its Charter)

Delaware	001-38869	81-5395687
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

350 Fifth Avenue, 72nd Floor, Suite 7240
New York, New York	10118
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: +43 1 890 63 60

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	HOOK	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒

Item 8.01 Other Information.

As previously reported, on January 2, 2025, HOOKIPA Pharma Inc. (the “Company”) and Poolbeg Pharma plc (“Poolbeg”) released an announcement pursuant to Rule 2.4 of the U.K. City Code on Takeovers and Mergers that the Company and Poolbeg have entered into non-binding discussions for the potential acquisition by the Company of the entire issued share capital of Poolbeg (the “2.4 Announcement”).

On January 7, 2025, the Company and Poolbeg released an update to the 2.4 Announcement, a copy of which is attached hereto as Exhibit 99.1 and is incorporated by reference into this Item 8.01.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit
Number	Description
99.1	Update to Announcement pursuant to Rule 2.4 of the U.K. City Code on Takeovers and Mergers, dated January 7, 2025.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 7, 2025	HOOKIPA Pharma Inc.

	By:	/s/ Terry Coelho
	Name:	Terry Coelho
	Title:	Executive Vice President and Chief Financial Officer

Exhibit 99.1

NOT FOR RELEASE, PUBLICATION OR DISTRIBUTION IN WHOLE OR IN PART IN, INTO OR FROM ANY JURISDICTION WHERE TO DO SO WOULD CONSTITUTE A VIOLATION OF THE RELEVANT LAWS OR REGULATIONS OF THAT JURISDICTION.

THIS ANNOUNCEMENT DOES NOT CONSTITUTE AN ANNOUNCEMENT OF A FIRM INTENTION TO MAKE AN OFFER UNDER RULE 2.7 OF THE CITY CODE ON TAKEOVERS AND MERGERS (“THE CODE”). THERE CAN BE NO CERTAINTY THAT AN OFFER WILL BE MADE.

THIS ANNOUNCEMENT CONTAINS INSIDE INFORMATION.

For immediate release

7 January 2025

Poolbeg Pharma plc (“Poolbeg”) and HOOKIPA Pharma Inc. (“HOOKIPA”)

Update on Potential Combination of Poolbeg and HOOKIPA

Further to the announcement on 2 January 2025 (the “2.4 Announcement”), the Boards of Poolbeg and HOOKIPA are pleased to confirm that significant HOOKIPA shareholder, Gilead Sciences Inc. (“Gilead”), has indicated its intention to vote consistent with the HOOKIPA Board's recommendation if a formal offer were to be made and to participate in the proposed concurrent Fundraise, consistent with its current contractual obligations. Gilead owns 1,875,947 HOOKIPA common shares, representing 19.4% of HOOKIPA’s existing issued share capital.

Additionally, HOOKIPA has amended the details of the Fundraise that were disclosed in the 2.4 Announcement. HOOKIPA is now expected to undertake a 100% primary private placement fundraise of approximately $30 million+. The 2.4 Announcement stated that HOOKIPA is expected to undertake a 100% private placement fundraise of up to approximately $30 million. An updated version of the Fundraise Presentation will be available on both companies’ websites in due course.

Oppenheimer & Co. Inc. has been engaged by HOOKIPA as placement agent in connection with the private placement fundraise.

All discussions relating to the Potential Combination to date have been non-binding and on a non-exclusive basis, and there can be no assurance that a firm offer will be made or that any transaction will be completed.

Capitalised terms used but not defined in this announcement have the same meanings given to them in the 2.4 Announcement.

Enquiries:

Poolbeg Pharma Plc	+44 (0) 207 183 1499
Cathal Friel, Chairman	ir@Poolbegpharma.com
Jeremy Skillington, CEO
Ian O'Connell, CFO

Cavendish Capital Markets Ltd	+44 (0) 207 220 0500
(Joint Financial Adviser and Rule 3 Adviser to Poolbeg, NOMAD
& Joint Broker)
Corporate Finance
Geoff Nash
Henrik Persson
Hamish Waller
Trisyia Jamaludin

Canaccord Genuity LLC	+1 212 389-8000
(Joint Financial Adviser to Poolbeg)
Corporate Advisory
Eugene Rozelman

Shore Capital	+44 (0) 207 408 4090
(Joint Broker)
Corporate Advisory
David Coaten
Harry Davies-Ball
Corporate Broking
Malachy McEntyre
Isobel Jones

J&E Davy	+353 (0) 1 679 6363
(Joint Broker)
Anthony Farrell
Niall Gilchrist

Optimum Strategic Communications	+44 (0) 208 078 4357
Nick Bastin	Poolbeg@optimumcomms.com
Vici Rabbetts
Elena Bates

HOOKIPA Pharma Inc.	+43 1 890 63 60
Malte Peters, CEO	IR@hookipapharma.com
Terry Coelho, EVP & CFO	Chuck@LifeSciAdvisors.com

Moelis & Company	+44 (0) 207 634 3500
(Financial Adviser to HOOKIPA)
London
Chris Raff
Simon Chaudhuri
New York
Ashish Contractor

Website publication

In accordance with Rule 30.4 of the Code, a copy of this announcement will be available on the Company’s website – https://www.poolbegpharma.com/about/investors/rns-news/ and Hookipa’s website – ir.hookipapharma.com/potential-combination – by 12 noon on 8 January 2025.

The content of the website referred to in this announcement is not incorporated into and does not form part of this announcement.

Important Information

This announcement is not intended to, and does not, constitute or form part of any offer, invitation or the solicitation of an offer to purchase, otherwise acquire, subscribe for, sell or otherwise dispose of, any securities whether pursuant to this announcement or otherwise.

The distribution of this announcement in jurisdictions outside the United Kingdom may be restricted by law and therefore persons into whose possession this announcement comes should inform themselves about, and observe such restrictions. Any failure to comply with the restrictions may constitute a violation of the securities law of any such jurisdiction.

Cavendish Capital Markets Limited (“Cavendish”), which is authorised and regulated by the Financial Conduct Authority for investment business activities, is acting exclusively as financial adviser to Poolbeg Pharma plc in relation to the matters set out in this announcement and is not acting for any other person in relation to such matters. Cavendish will not be responsible to anyone other than Poolbeg Pharma plc for providing the protections afforded to its clients or for providing advice in connection with any matters referred to in this announcement or otherwise.

Shore Capital and Corporate Limited and Shore Capital Stockbrokers Limited (together, “Shore Capital”), which are authorised and regulated in the United Kingdom by the Financial Conduct Authority, are acting exclusively for Poolbeg Pharma plc and no one else in relation to the matters set out in this announcement and will not be responsible to anyone other than Poolbeg for providing the protections offered to clients of Shore Capital or for providing advice in relation to the matters referred to herein.

J&E Davy Unlimited Company (“Davy”), which is authorised and regulated in Ireland by the Central Bank of Ireland and in the United Kingdom by the Financial Conduct Authority, is acting as broker exclusively for Poolbeg Pharma plc and no one else in relation to the matters set out in this announcement and will not be responsible to anyone other than Poolbeg for providing the protections offered to clients of J&E Davy or for providing advice in relation to the matters referred to herein.

Moelis & Company LLC (“Moelis”) is acting as financial adviser to HOOKIPA in connection with the matters set out in this announcement and for no one else and will not be responsible to anyone other than HOOKIPA for providing the protections afforded to its clients nor for providing advice in relation to the matters set out in this announcement. Neither Moelis nor any of its subsidiaries, branches or affiliates and their respective directors, officers, employees or agents owes or accepts any duty, liability or responsibility whatsoever (whether direct or indirect, whether in contract, in tort, under statute or otherwise) to any person who is not a client of Moelis in connection with this announcement, any statement contained herein or otherwise.

Canaccord Genuity LLC (“Canaccord”) is acting as financial adviser to Poolbeg Pharma plc in connection with the matters set out in this announcement and for no one else and will not be responsible to anyone other than Poolbeg for providing the protections afforded to its clients nor for providing advice in relation to the matters set out in this announcement. Neither Canaccord nor any of its subsidiaries, branches or affiliates and their respective directors, officers, employees or agents owes or accepts any duty, liability or responsibility whatsoever (whether direct or indirect, whether in contract, in tort, under statute or otherwise) to any person who is not a client of Canaccord in connection with this announcement, any statement contained herein or otherwise.

Oppenheimer & Co. Inc. (“Oppenheimer”) is HOOKIPA’s placement agent in connection with the Fundraise. Oppenheimer is not a financial advisor for the Potential Combination. Neither Oppenheimer nor any of its subsidiaries or affiliates or their respective directors, officers, employees or agents owes or accepts any duty, liability or responsibility whatsoever (whether direct or indirect, whether in contract, in tort, under statute or otherwise) to any person in connection with this announcement, any statement contained herein or otherwise.

Cautionary Statement Regarding Forward-Looking Statements

This announcement contains “forward-looking” statements concerning future events. All statements other than statements of historical fact or relating to present facts or current conditions are forward-looking statements, including all statements related to the potential terms and effects of the Potential Combination and any statements regarding guidance and statements of a general economic or industry-specific nature.

These forward-looking statements can be identified by the fact that they do not relate only to historical or current facts. These statements are based on assumptions and assessments made by HOOKIPA and Poolbeg in light of their discussions to date and their perception of historical trends, current conditions, future developments and other factors they believe appropriate, and therefore are subject to risks and uncertainties which could cause actual outcomes and results to differ materially from those expressed or implied by those forward-looking statements.

Forward-looking statements often use forward-looking or conditional words such as “anticipate”, “target”, “expect”, “forecast”, “estimate”, “intend”, “plan”, “goal”, “believe”, “hope”, “aim”, “will”, “continue”, “may”, “can”, “would”, “could” or “should” or other words of similar meaning or the negative thereof. Forward-looking statements include statements relating to the following: (i) the potential terms of the Potential Combination; (ii) the potential impacts of the Potential Combination; (iii) the outcomes of due diligence and ongoing negotiations and whether a firm offer will be made or the parties are otherwise able to reach binding agreement on terms; (iv) the ability of the parties to satisfy (or waive) conditions to the consummation of the Potential Combination; (v) adverse effects on the market price of HOOKIPA’s or Poolbeg’s stock prices or operating results as a result of the announcement of the Potential Combination or failure to agree to binding terms or to otherwise consummate the Potential Combination; (vi) the effect of the announcement or pendency of the Potential Combination on HOOKIPA’s or Poolbeg’s business relationships, operating results and businesses generally; (vii) future capital expenditures, expenses, revenues, economic performance, synergies, financial conditions, market growth, losses and future prospects; and (viii) business and management strategies and the expansion and growth of the operations of the Combined Group. There are many factors which could cause actual results to differ materially from those expressed or implied in forward looking statements. Among such factors are changes in the global, political, economic, business, competitive, market and regulatory forces, future exchange and interest rates, changes in tax rates and future business combinations or disposals.

These forward-looking statements are not guarantees of future outcomes or performance and are based on numerous assumptions. By their nature, these forward-looking statements involve known and unknown risks and uncertainties because they relate to events and depend on circumstances that will occur in the future. No assurance can be given that such expectations will prove to have been correct and persons reading this announcement are therefore cautioned not to place undue reliance on these forward-looking statements which speak only as at the date of this announcement. All subsequent oral or written forward-looking statements attributable to HOOKIPA or Poolbeg or any persons acting on their behalf are expressly qualified in their entirety by the cautionary statement above. Neither HOOKIPA nor Poolbeg undertakes any obligation to update publicly or revise forward-looking statements, whether as a result of new information, future events or otherwise, except to the extent legally required.

HOOKIPA’s Annual Report on Form 10-K for the fiscal year ended December 31, 2023 and subsequent reports filed with the U.S. Securities and Exchange Commission (“SEC”) contain additional information regarding forward-looking statements and other risk factors with respect to HOOKIPA. Poolbeg’s annual report for the year ended 31 December 2023 contains certain risk factors with respect to Poolbeg.

Important Additional Information

If a firm offer is made or the parties otherwise agree to binding terms with respect to the Potential Combination, HOOKIPA expects to file a proxy statement on Schedule 14A, including any amendments and supplements thereto (the “Proxy Statement”) with the SEC. To the extent the parties effect the Potential Combination as a scheme of arrangement under the laws of England and Wales (the “Scheme”), the Proxy Statement will include a Scheme Document and the offer and issuance of shares by HOOKIPA to Poolbeg shareholders would not be expected to require registration under the U.S. Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder (the “Securities Act”), pursuant to an exemption provided by Section 3(a)(10) under the Securities Act. In the event that the parties determine to conduct the Potential Combination in a manner that is not exempt from the registration requirements of the Securities Act, HOOKIPA would file a registration statement with the SEC containing a prospectus with respect to the issuance of its shares. This announcement is not a substitute for the Proxy Statement or any other document that HOOKIPA may file with the SEC or send to its shareholders in connection with the Potential Combination. INVESTORS AND SHAREHOLDERS ARE URGED TO READ THE PROXY STATEMENT (INCLUDING THE SCHEME DOCUMENT) ANY AMENDMENTS OR SUPPLEMENTS THERETO AND OTHER RELEVANT DOCUMENTS FILED OR TO BE FILED WITH THE SEC IN CONNECTION WITH THE POTENTIAL COMBINATION, INCLUDING ANY DOCUMENTS INCORPORATED BY REFERENCE THEREIN, CAREFULLY IF AND WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PARTIES TO THE SCHEME, THE POTENTIAL COMBINATION AND RELATED MATTERS.

The Proxy Statement, if and when filed, as well as HOOKIPA’s other public filings with the SEC, may be obtained without charge at the SEC’s website at www.sec.gov and at HOOKIPA’s website at www.hookipapharma.com. HOOKIPA shareholders and investors will also be able to obtain, without charge, a copy of the Proxy Statement (including the Scheme Document) and other relevant documents (when available) by directing a written request to HOOKIPA Pharma Inc., Attn: Corporate Secretary, 350 Fifth Avenue, 72nd Floor, Suite 7240, New York, NY 10118, USA.

Participants in the Solicitation

HOOKIPA and its directors and executive officers may be deemed “participants” in any solicitation of proxies from HOOKIPA’s shareholders with respect to the Potential Combination. Information regarding the identity of HOOKIPA’s directors and executive officers, and their direct and indirect interests, by security holdings or otherwise, in HOOKIPA securities is contained in HOOKIPA’s Definitive Proxy Statement on Schedule 14A for HOOKIPA’s 2024 annual meeting of shareholders, which was filed with the SEC on April 26, 2024. Information regarding subsequent changes to the holdings of HOOKIPA’s securities by HOOKIPA’s directors and executive officers can be found in filings on Forms 3, 4, and 5, which are available on HOOKIPA’s website at www.hookipapharma.com or through the SEC’s website at www.sec.gov. Additional information regarding the identity of potential participants, and their direct or indirect interests, by security holdings or otherwise, will be set forth in the Proxy Statement relating to the Potential Combination if and when it is filed with the SEC. The Proxy Statement, if and when filed, as well as HOOKIPA’s other public filings with the SEC, may be obtained without charge at the SEC’s website at www.sec.gov and at HOOKIPA’s website at www.hookipapharma.com. Poolbeg’s annual report for the year ended 31 December 2023, as well as Poolbeg’s other regulatory announcements, may be obtained without charge at Poolbeg’s website at www.poolbegpharma.com.

No Offer or Solicitation of Securities

This announcement is for information purposes only and is not intended to and does not constitute, or form part of, an offer, invitation or the solicitation of an offer or invitation to purchase, otherwise acquire, subscribe for, sell or otherwise dispose of any securities, or the solicitation of any vote or approval in any jurisdiction, pursuant to the Potential Combination or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law.